UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2021
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia 4000 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 4, 2021 Mr. James Campbell informed Coronado Global Resources Inc. (the “Company”) of his intention to resign as President and Chief Operating Officer of the Company as of a future date to be determined. The Company and Mr. Campbell have agreed that Mr. Campbell’s departure will be effective as of August 31, 2021.

On August 28, 2021 (August 29, 2021 in Australia), Mr. Campbell and the Company entered into a separation letter agreement (the “Separation Letter Agreement”) pursuant to which Mr. Campbell will receive the post-employment benefits that he is entitled to under his employment agreement with the Company, including one-half of his base salary to be paid over a twelve month period in exchange for his continued compliance with his non-competition and non-solicitation obligations for such period. Mr. Campbell will retain his incentive units in Coronado Group LLC and outstanding equity awards under the Company’s equity incentive plan. He will also remain eligible to participate under the Company’s 2021 short-term incentive program at his existing level. He will also receive certain existing benefits for twelve months following his termination of employment. Mr. Campbell has also agreed to execute a general release agreement provided by the Company. The foregoing description of the Separation Letter Agreement is qualified by reference to the full text of the Separation Letter Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Separation Letter Agreement, dated August 28, 2021, between Coronado Global Resources Inc. and James Campbell

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Garold Spindler
Name:	Garold Spindler
Title:	Managing Director and Chief Executive Officer

Date:	August 31, 2021